UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: December 3, 2008

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                           (Registrant's telephone number)

                   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on December 3, 2008 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report November traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  December 3, 2008

EXHIBIT INDEX

Exhibit    Description

99.1                    Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Wednesday, Dec. 3, 2008

AMERICAN AIRLINES REPORTS NOVEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a November load factor of 76.6 percent, a decline of 4.6 points versus the same period last year.  Traffic decreased 14.5 percent and capacity decreased 9.3 percent year over year.
Domestic traffic decreased 19.3 percent year over year on 15 percent less capacity.  International traffic decreased by 5.4 percent relative to last year on a capacity increase of 1.3 percent.
American boarded 6.7 million passengers in November.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	November
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	9,531,878	11,146,025	-14.5%
D.O.T. DOMESTIC	5,885,065	7,292,496	-19.3
INTERNATIONAL	3,646,813	3,853,528	-5.4
ATLANTIC	1,397,476	1,528,886	-8.6
LATIN AMERICA	1,816,839	1,871,138	-2.9
PACIFIC	432,498	453,504	-4.6

AVAILABLE SEAT MILES (000)
SYSTEM	12,445,425	13,722,504	-9.3%
D.O.T. DOMESTIC	7,574,104	8,915,225	-15.0
INTERNATIONAL	4,871,321	4,807,279	1.3
ATLANTIC	1,831,849	1,904,237	-3.8
LATIN AMERICA	2,475,644	2,344,576	5.6
PACIFIC	563,828	558,466	1.0

LOAD FACTOR
SYSTEM	76.6%	81.2%	-4.6	Pts
D.O.T. DOMESTIC	77.7	81.8	-4.1
INTERNATIONAL	74.9	80.2	-5.3
ATLANTIC	76.3	80.3	-4.0
LATIN AMERICA	73.4	79.8	-6.4
PACIFIC	76.7	81.2	-4.5

PASSENGERS BOARDED	6,714,252	7,984,035	-15.9%

SYSTEM CARGO TON MILES (000)	155,650	180,200	-13.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YTD November
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	121,406,417	127,182,947	-4.5%
D.O.T. DOMESTIC	76,871,133	82,766,326	-7.1
INTERNATIONAL	44,535,283	44,416,621	0.3
ATLANTIC	17,872,369	18,414,253	-2.9
LATIN AMERICA	21,604,482	20,850,643	3.6
PACIFIC	5,058,433	5,151,725	-1.8

AVAILABLE SEAT MILES (000)
SYSTEM	150,456,278	155,607,832	-3.3%
D.O.T. DOMESTIC	93,891,110	99,542,111	-5.7
INTERNATIONAL	56,565,169	56,065,720	0.9
ATLANTIC	22,725,703	22,988,685	-1.1
LATIN AMERICA	27,667,359	26,889,833	2.9
PACIFIC	6,172,106	6,187,203	-0.2

LOAD FACTOR
SYSTEM	80.7%	81.7%	-1.0	Pts
D.O.T. DOMESTIC	81.9	83.1	-1.3
INTERNATIONAL	78.7	79.2	-0.5
ATLANTIC	78.6	80.1	-1.5
LATIN AMERICA	78.1	77.5	0.5
PACIFIC	82.0	83.3	-1.3
PASSENGERS BOARDED	85,489,315	90,241,357	-5.3%

SYSTEM CARGO TON MILES (000)	1,870,208	1,942,062	-3.7%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com